UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On August 20, 2019, Body and Mind Inc. (the “Company”) issued a news release providing the following update to shareholders on the Company’s operations in California, which includes assuming management of the ShowGrow Long Beach dispensary.

Long Beach, California:

Through its California subsidiary, NMG Long Beach LLC, Body and Mind has assumed management of the ShowGrow Long Beach dispensary in conjunction with the management agreement outlined in the definitive agreement announced by the Company on July 3, 2019.

San Diego, California:

The Company, through its subsidiary NMG San Diego LLC, has received building permits, hired a general contractor and commenced exterior easement work at the San Diego ShowGrow dispensary. The Company, through its subsidiary NMG San Diego LLC, owns 60% of the San Diego ShowGrow dispensary which is fully funded to completion of the renovation and start up.

Chula Vista, California:

The Company, through its subsidiary NMG Chula Vista LLC, has submitted a dispensary application for Chula Vista, California and results for the application are anticipated in October 2019. The application, submitted by NMG Chula Vista LLC in February 2019, has progressed through three stages of assessment, and had a final presentation to City officials regarding the application on July 19, 2019.

Cathedral City, California:

The Company, through its subsidiary NMG Cathedral City LLC (“NMG Cathedral City”), manages all the operations at the Satellites Dip, LLC manufacturing facility in Cathedral City, California pursuant to a management and administrative services agreement. Satellites Dip, LLC, a licensed cannabis business conducting commercial cannabis activity within the state of California, is the actual manufacturer. NMG Cathedral City has completed initial production runs of cannabis extracts including THC distillate which tested at 89.9% THC and 97.2% total cannabinoids and has passed all required testing for pesticides, microbials, and heavy metals. All cannabis products created at the manufacturing facility are tested according to California testing requirements and the facility is in full compliance with California’s METRC track and trace program. California has selected METRC as the state’s track-and-trace system and is used to track commercial cannabis activity and movement across the distribution chain (“seed-to-sale”).

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description
99.1	News Release dated August 20, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: August 20, 2019	By:	/s/ Darren Tindale
Darren Tindale
Chief Financial Officer

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